UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014

Angstron Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-1380412	20-5308449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Boulevard, Suite 888,
Pasadena, CA	91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 683-9120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2014, Bor Jang, a director of Angstron Holdings Corporation, a Nevada corporation (the “Company”), notified the Company that he would resign from the Company’s Board of Directors effective immediately. There are no disagreements between Mr. Jang and the Company, the Company’s management or the Board of Directors.

Item 9.01 Exhibits

The following exhibit is furnished as part of this Form 8-K:

Exhibit 99.1

Resignation Letter of Bor Jang, dated November 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angstron Holdings Corporation

Date: November 18, 2014	By:	/s/ Jianguo Xu
Jianguo Xu President, Chief Executive Officer and Treasurer

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